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                                                                    Exhibit 10.5

                 THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY BE OFFERED OR SOLD ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.


                         DURAMED PHARMACEUTICALS, INC.


               Warrant for the Purchase of Shares of Common Stock
               --------------------------------------------------


No. W-2                                                         200,000 Shares


                 FOR VALUE RECEIVED, Duramed Pharmaceuticals, Inc. (the "Corporation"), a Delaware corporation, hereby certifies that The Provident Bank, an Ohio banking corporation ("Provident") or its assignee is entitled to purchase from the Corporation, on or before December 31, 2005 (the "Termination Date"), Two Hundred Thousand (200,000) fully paid and non-assessable shares of the Common Stock, $.01 par value per share, of the Corporation, for a purchase price of Eighteen Dollars and Twelve and One-Half Cents ($18.125) per share. Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Corporation in addition thereto or in substitution therefor, is referred to as "Common Stock", (ii) the shares of Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price" and (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price".
The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

                 1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part on or before the Termination Date by the Holder (as defined in Section 5 below) of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Corporation, together with payment of the Aggregate Warrant Price for the Warrant Shares being purchased. Payment for Warrant Shares shall be made by check payable to the order of the Corporation.

                 Alternatively, all or any part of such payment may be made by the surrender by such holder to the Corporation of any instrument evidencing preferred stock or indebtedness of the Corporation, or any other corporation of which the Corporation owns at least 50% of the voting stock, which at the date of issue


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thereof had a maturity of one year or more.  All preferred stock or indebtedness so surrendered shall be credited against such purchase price in an amount equal to the liquidation value or outstanding principal amount respectively thereof plus accrued but unpaid dividends or interest respectively to the date of surrender.

                 The exercise price may also be paid by surrendering the right to a number of shares issuable upon exercise of the Warrant that have a fair market value equal to or greater than the required exercise price. The fair market value shall be the last reported price on the most recent date of trading in the Common Stock or successor class of common stock of the Corporation. If the Common Stock or a successor class of common stock of the Corporation is not traded, fair market value shall be as determined by the Board of Directors of the Corporation.

                 Upon such surrender of this Warrant the Corporation will issue a certificate or certificates in the name of the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, in lieu of any fractional share of Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such manner as the Board of Directors of the Corporation shall reasonably determine).

                 2. RESERVATION OF WARRANT SHARES. The Corporation will at all times reserve and keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Common Stock and Other Securities (as defined below) receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all pre-emptive rights.

                 3. FULLY PAID STOCK; TAXES. The Corporation agrees that the Shares of Common Stock represented by each and every certificate for Warrant Shares or Other Securities delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and the Corporation will take all such action as may be necessary to assure that the par value or stated value per share of Common Stock or other capital stock included in the Other Securities is at all times equal to or less than the then Per Share Warrant Price. The Corporation further covenants and agrees that it will pay, when due and payable, all federal and state stamp, original issue or similar taxes, if any, which are payable in respect of the issue of this Warrant and/or any Warrant Share or certificates therefor but excluding any federal, state or local taxes based on the income of the Holder.

                 4. ADJUSTMENTS OF PER SHARE WARRANT PRICE. (a) If at any time after August 21, 1995 shares of Common Stock are issued





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as a dividend or other distribution on Common Stock, the Per Share Warrant
Price in effect at the opening of business on the business day next succeeding the date fixed for the determination of the shareholders entitled to receive such dividend or other distribution shall be decreased to the Per Share Warrant Price determined by multiplying said Per Share Warrant Price so in effect by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of said number of shares issued and outstanding at the close of business on the date fixed for such determination and the number of shares constituting such dividend or other distribution, such decrease becoming effective immediately after the opening of business on the business day next succeeding the date fixed for such determination.

                 (b) If at any time after August 22, 1995 the outstanding shares of Common Stock shall be subdivided into a greater number of shares or outstanding shares shall be combined into a smaller number of shares, the per Share Warrant Price in effect at the opening of business on the business day next succeeding the day upon which such subdivision or combination becomes effective shall be decreased or increased, as the case may be, to the Per Share Warrant Price determined by multiplying said Per Share Warrant Price so in effect by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such subdivision or combination becomes effective and the denominator of which shall be the number of such shares outstanding at the opening of business on the business day next succeeding the day upon which such subdivision or combination becomes effective.

                 (c) If at any time after August 22, 1995 the Corporation shall issue shares of Common Stock (other than pursuant to any right to purchase such shares in existence as of August 22, 1995 or pursuant to any stock option plan for employees or directors of the Corporation) or securities convertible into shares of Common Stock or rights, options (other than pursuant to any right to purchase such shares in existence as of August 22, 1995 or pursuant to any stock option plan for employees or directors of the Corporation) or warrants (other than this Warrant or a warrant which may be issued to Schein Pharmaceutical, Inc. under an Agreement dated July 10, 1995) containing the right to subscribe for or purchase shares of Common Stock or securities convertible into shares of Common Stock for a price per share of Common Stock, in the case of the issuance of Common Stock, or for a price per share of Common Stock initially deliverable upon conversion, exchange or exercise of such convertible securities or rights, options or warrants (including all consideration paid to acquire such convertible securities or rights, options or warrants) (the "Issue Price"), less than the then current Per Share Warrant Price on the date





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the Corporation fixed the offering, conversion, exchange or exercise price of such shares (the "Record Date"), then the then applicable Per Share Warrant Price shall be adjusted by multiplying it by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the Record Date plus the number derived by dividing (x) the product of the number of shares of Common Stock to be issued upon such offering, conversion, exchange or exercise and the Issue Price by (y) the then current Per Share Warrant Price and the denominator of which is the number of shares of Common Stock outstanding immediately prior to the Record Date plus the number of shares of Common Stock to be issued upon such offering, conversion, exchange or exercise. Such adjustment shall be made whenever such shares, convertible securities, rights, options or warrants are issued, and shall become effective immediately after the effective date of such event retroactive to the Record Date, if any, for such event.

                 (d) If at any time after August 22, 1995 the Corporation shall distribute to all or substantially all holders of Common Stock either (i) evidences of indebtedness or assets (excluding cash dividends or distributions) or (ii) any other securities of the Corporation or any rights, warrants, options to subscribe for, purchase or otherwise acquire securities of the Corporation in a transaction not covered by paragraph (c) above (any of which are referred to herein as "Other Securities"), then and in any such case the Corporation shall either distribute such Other Securities to the Holder of this Warrant or reserve for the benefit of the Holder of this Warrant such amount of such Other Securities as the Holder of this Warrant would have owned or been entitled to receive immediately following such action had this Warrant been exercised for shares of Common Stock immediately prior thereto. In addition, the Corporation shall either distribute to, or reserve for the benefit of, the Holder of this Warrant any principal, interest, dividends or other property payable with respect to such Other Securities as and when such interest, dividends or other property is distributed to the holders of Common Stock. If such a reserve is made, as and when this Warrant is exercised, the Holder shall be entitled to receive from the Corporation such Holder's share of such Other Securities together with the principal, interest, dividends or other property payable with respect thereto.

                 (e) Upon each adjustment of the Per Share Warrant price pursuant to this Section 4, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Per Share Warrant Price applicable at the date purchase rights hereunder are exercised, the number of shares of Common Stock, calculated to the nearest full share, obtained by:





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                          (i)  multiplying (A) the number of Warrant Shares
                 deliverable upon exercise of such Warrant at the close of business on the business day next preceding the business day on which the Per Share Warrant Price is so adjusted by (B) the Per Share Warrant Price in effect at the close of business on such next preceding business day; and

                          (ii) by dividing (C) the Per Share Warrant Price as adjusted into (D) the amount determined pursuant to the foregoing clause (e)(i).

Irrespective of any adjustment in the Per Share Warrant Price and the number of Warrant Shares purchasable under this Warrant, any Warrant thereafter issued shall continue to express the Per Share Warrant Price and the number of shares purchasable in the same manner as the Per Share Warrant Price and the number of shares purchasable were expressed in this Warrant when initially issued.

                 (f) Upon any adjustment of the Per Share Warrant Price and/or an increase or decrease in the number of Warrant Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Corporation will promptly obtain a certificate of a firm of independent public accountants of recognized national standing selected by its Board of Directors (who may be the regular auditors of the Corporation) setting forth the adjusted Per Share Warrant Price and the increased or decreased number of Warrant Shares purchasable upon the exercise of this Warrant, a brief statement of the facts accounting for such adjustment and its opinion to the effect that such adjustment has been made in accordance with the provisions of this Section 4. Upon receipt of such option, the Corporation will promptly mail a copy thereof to the Holder of this Warrant.

                 (g) If, on or prior to the Termination Date, the Corporation shall consolidate with or merge into another corporation, or another corporation shall merge into the Corporation in a merger in which shares of Common Stock are converted into a right to receive cash, property or other securities, or the Corporation shall sell or transfer all or substantially all of the assets of the Corporation, or there shall be any reclassification of Common Stock of the Corporation, other than a subdivision or combination of the outstanding Common Stock, the Corporation shall take such action so that the Holder of this Warrant will thereafter receive upon the exercise hereof the securities or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such Warrant would have been entitled to receive upon such consolidation, merger, sale, transfer or reclassification if such





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Warrant had been exercised in full immediately prior to such transaction.

                 (h) All calculations under this Section 4 shall be made to the nearest one-hundredth of a cent or to the nearest one thousandth of a share, as the case may be. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least one (1%) percent of the Per Share Warrant Price; provided, however, that any adjustments which by reason of this paragraph (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                 (i) If at any time, as a result of an adjustment made pursuant to paragraph (d) above, the Holder shall become entitled to purchase any Other Securities, thereafter the number of such Other Securities purchasable upon exercise of this Warrant and the price of the Other Securities shall be subject to adjustment from time to time and in a manner and on terms as nearly equivalent as practicable to the provisions with respect to this Warrant contained in paragraphs (a) through (h), inclusive above.

                 (j) Upon the expiration of any rights, options, warrants or conversion of exchange privileges which caused an adjustment to the Per Share Warrant Price to be made, if any thereof shall not have been exercised, the Per Share Warrant Price shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if
(i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges, whether or not exercised; provided further, that no such readjustment shall have the effect of decreasing the Per Share Warrant Price by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                 (k) Upon any exercise of this Warrant at a time when there are dividends or distributions unpaid (whether as to Common Stock or Other Securities or other property payable with respect hereto) and as to which the dividend date or other date fixed for payment has passed, then, (i) to the fullest extent permitted by law, such unpaid dividends or distributions shall be paid by the Corporation contemporaneously with the exercise of this Warrant, and (ii) to the extent payment of such unpaid dividends or distributions is not legally permitted, then the Per Share





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Warrant Price shall be further adjusted by increasing the number of shares of
Common Stock or Other Securities or property issuable upon conversion to take into account the value of such unpaid dividends or other distributions in determining the amount of Common Stock or Other Securities to be issued upon exercise of this Warrant.

                 5. LIMITED TRANSFERABILITY. (a) This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933 and may be transferred only pursuant to an effective registration thereunder or an exemption from registration thereunder and in compliance with applicable state securities laws. This Warrant may not be transferred if such transfer would require any registration or qualification under, or cause the loss of exemption from registration or qualification under, such Act or any applicable state securities law with respect to the Warrants or the Warrant Shares. This Warrant and any Warrant Shares shall bear an appropriate legend with respect to such restrictions on transfer. This Warrant is transferable only upon the books which the Corporation shall cause to be maintained for such purpose. Any assignment or transfer may be made by surrendering this Warrant to the Corporation together with the attached assignment form properly executed by the assignor or transferor. Upon such surrender the Corporation will execute and deliver, in the case of an assignment or transfer in whole, a new Warrant in the name of the assignee or transferee or, in the case of an assignment or transfer in part, a new Warrant in the name of the assignee or transferee named in such instrument of assignment or transfer and a new Warrant in the name of the assignor or transferor covering the number of Warrant Shares in respect of which this Warrant shall not be assigned or transferred to the assignee or transferee.

                 (b) The Corporation may treat the registered holder of this Warrant (the "Holder") as it appears on its books at any time as the owner of this Warrant for all purposes. The Corporation shall permit the Holder of this Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the Holders of Warrants. All Warrants will be dated the same date as this Warrant.

                 6.       Notices to Holder.  If at any time,
                          -----------------

                          (a)  the Corporation shall take any action which
would require an adjustment in the Per Share Warrant Price or in the number of shares issuable upon exercise of this Warrant; or

                          (b)  the Corporation shall authorize the making to
the holders of its Common Stock of any non-cash distribution on such Common Stock; or





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                          (c)  the Corporation shall declare any dividend (or
any other distribution) on its Common Stock; or

                          (d)  there shall be any capital reorganization or
reclassification of the Common Stock, or any consolidation or merger to which the Corporation is a party, or any sale or transfer of all or substantially all of the assets of the Corporation; or

                          (e)  there shall be a voluntary or involuntary
dissolution, liquidation or winding-up of the Corporation;

then, in any one or more of such cases, the Corporation shall give written notice to the Holder, not less than twenty (20) days before any record date or other date set for definitive action, or for any vote or action by consent by stockholders with respect thereto, or of the date on which such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the current Per Share Warrant Price and the kind and amount of shares of Common Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Notwithstanding the foregoing, failure to give such notice shall not affect the validity of any such action.

                 7. LOSS, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity in form and amount reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Corporation's reasonable incidental expenses, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

                 8. WARRANT HOLDER NOT A SHAREHOLDER. This Warrant does not confer upon the Holder any rights or liabilities as a shareholder prior to the exercise hereof.

                 9. COMMUNICATION. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is delivered by hand or by facsimile to





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                          (a)     the Corporation at 7155 East Kemper Road,
                 Cincinnati, Ohio 45249, or such other address as the Corporation has designated in writing to the Holder, or

                          (b) the Holder at One East Fourth Street, Cincinnati, Ohio 45202, Attn: President, or such other address as the Holder has designated in writing to the Corporation.

                 10. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience, and shall not affect the construction hereof.

                 11. AMENDMENTS. This Warrant may be amended only by written agreement of the Corporation and the Holder.

                 12. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed therein.

                 IN WITNESS WHEREOF, DURAMED PHARMACEUTICALS, INC. has executed this Warrant as of the 22nd day of August, 1995.

                                             DURAMED PHARMACEUTICALS, INC.


                                             By  /s/ Timothy J. Holt
                                                -------------------------------
                                                Vice President





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                                 SUBSCRIPTION


                 The undersigned, ____________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ______ shares of Common Stock of DURAMED PHARMACEUTICALS, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated:                                Signature
       ----------------------                    ------------------------------

                                      Address
                                              ---------------------------------

                                       o
                      ----------------    ----------------


                                   ASSIGNMENT


                 FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers unto ______________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer said Warrant on the books of DURAMED PHARMACEUTICALS, INC. _________ hereby agrees to be bound by the terms of the Warrant as defined therein.

                                       o
                      ---------------     ---------------




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